Exhibit 10.14

Execution Version

FIRST AMENDMENT TO

CREDIT AND SECURITY AGREEMENT

This FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of December 19, 2025, is entered into by and among XBP Americas, LLC (formerly known as Exela Technologies BPA, LLC,) a Delaware limited liability company, (the “Borrower”), the guarantors party thereto (the “Guarantors”), MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as administrative agent (the “Agent”), and the financial institutions or other entities from time to time parties hereto, each as a Lender.

RECITALS

WHEREAS, reference is made to that certain Credit And Security Agreement, dated as of July 29, 2025, by and among the Borrower, the Guarantors, the Lenders, and the Agent (the “Existing Credit Agreement”, and as such Existing Credit Agreement is amended hereby or as may be amended, restated, amended and restated, supplemented or modified from time to time thereafter, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Agent consent to certain amendments to the negative covenants, and pursuant to Section 11.16 of the Credit Agreement, the Agent and the Lenders (including the Required Lenders) have agreed to the requested modification on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.  Definitions.  All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.

Section 2.  Acknowledgements; Reaffirmation.

2.1.Acknowledgment of Obligations.  All Obligations are unconditionally owing by the Credit Parties, all without offset, defense (other than payment in full in cash of the Obligations (excluding any contingent indemnification and expense reimbursement obligations as to which no claim has been asserted)) or counterclaim of any kind, nature or description whatsoever.

2.2.Acknowledgment of Liens.  Each of the Credit Parties hereby acknowledges, confirms and agrees that the Agent on behalf of the Lenders has and shall continue to have valid, enforceable and perfected first-priority Liens (subject to certain Permitted Liens) upon and security interests in the Collateral heretofore granted by the Credit Parties to the Agent on behalf of the Lenders pursuant to the Financing Documents.

2.3.Reaffirmation.  In furtherance of the foregoing, and in connection with the execution and delivery of this Amendment, the Borrower and each other Credit Party, as debtors, grantors, pledgors, guarantors, or in other similar capacities in which such Loan Parties grant Liens or security interests in their properties, in each case under the Financing Documents, hereby (A) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise,

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under each Financing Document to which it is a party, and (B) to the extent such Credit Party granted Liens on or security interests in any of its property pursuant to any such Financing Document (including, but not limited to, the Security Documents), hereby ratifies, reaffirms, and re-grants such grant of security and confirms that such Liens and security interests continue to secure the Obligations.

Section 3.  Amendment to Credit Agreement.  As of the Effective Date (as defined below), subject to the satisfaction of the conditions precedent set forth in Section 4 of this Amendment:

3.1.All references in any Financing Document to “Exela Technologies BPA, LLC” are hereby replaced with and deemed to refer to “XBP Americas, LLC”;

3.2.Clause (c) of the definition of “Permitted Debt” is hereby amended and restated in its entirety to read as follows:

“(c)purchase money Debt to finance (whether prior to or within 180 days after) the acquisition of property or capital lease obligations not to exceed $35,000,000 at any time (whether in the form of a loan or a lease and including any refinancing of such indebtedness pursuant to clause (ll) below) used solely to acquire, lease, construct, repair, replace or improve property or equipment used in the Ordinary Course of Business;”

3.3.Clause (i) of the definition of “Permitted Liens” is hereby amended and restated in its entirety to read as follows:

“(i)any Lien on any property or equipment securing Debt permitted under subpart (c) of the definition of Permitted Debt and on any proceeds thereof, accessions and additions thereto, customary security deposits and related property with respect to such property or equipment, provided, that individual financings provided by one lender may be cross-collateralized to other financings provided by such lender (and its Affiliates);”

Section 4.  Conditions Precedent.  Section 3 hereof shall become effective on the date (the “Effective Date”) upon which each of the following conditions precedent have been satisfied:

(a)receipt by the Agent and the Lenders of this Amendment, duly executed and delivered by the Borrower, the Lenders and the Agent; and

(b)payment of all fees and other amounts due and payable on or prior to the date hereof pursuant to the Financing Documents, and the fees and disbursements invoiced at least one (1) Business Day prior to the Effective Date of the Agent’s counsel, Proskauer Rose LLP.

Section 5.  Miscellaneous.

5.1.Incorporations by Reference.  The provisions of Sections 11.16 (Amendments and Waivers), 13.1 (Survival), 13.2 (No Waivers), 13.3 (Notices), 13.4 (Severability), 13.6 (Confidentiality), 13.8 (Governing Law; Submission To Jurisdiction), 13.9 (Waiver of Jury Trial),

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and 13.17 (Successors and Assigns) of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

5.2.Counterparts; Integration.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto.  In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record.  This Amendment constitutes the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

5.3.Amendment is a “Financing Document”.  This Amendment is a Financing Document and all references to a “Financing Document” in the Credit Agreement and the Financing Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Financing Documents) shall be deemed to include this Amendment.

5.4.References to the Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

5.5.Representations and Warranties.  The Borrower hereby represents and warrants that (a) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, (b) no Default, Event of Default or, to the Borrower’s knowledge, a potential Default shall have occurred and be continuing and (c) the representations and warranties set forth in the Credit Agreement and in the other Financing Documents are true and correct in all respects on and as of the Effective Date with the same force and effect as if made on and as of the Effective Date (except to the extent that any such representation or warranty expressly relates to an earlier date, in which case, such representation or warranty shall be true and correct in all material respects as of such earlier date).

5.6.Reaffirmation of Obligations.  The Borrower (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the

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Financing Documents, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Borrower’s obligations under the Financing Documents.

5.7.Reaffirmation of Security Interests.  The Borrower (a) affirms that each of the Liens granted in or pursuant to the Financing Documents is valid and subsisting, and (b) agrees that this Amendment and all documents executed in connection herewith shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Financing Documents.

5.8.No Other Changes.  Except as specifically amended by this Amendment, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOLLOW.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

XBP AMERICAS, LLC

By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

[Signature Page to First Amendment to Credit and Security Agreement]

GUARANTORS:
EXELA INTERMEDIATE LLC

	By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	Authorized signatory

EXELA FINANCE, INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

SOURCEHOV HOLDINGS, INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

SOURCEHOV LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

CORPSOURCE HOLDINGS, LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

SOURCECORP, INCORPORATED

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

SOURCECORP BPS INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

[Signature Page to First Amendment to Credit and Security Agreement]

DELIVEREX, LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

UNITED INFORMATION SERVICES, INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

ECONOMIC RESEARCH SERVICES, INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

SOURCECORP LEGAL INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

RUST CONSULTING, INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

SOURCEHOV HEALTHCARE, INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

KINSELLA MEDIA LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

[Signature Page to First Amendment to Credit and Security Agreement]

HOV SERVICES, LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

HOV ENTERPRISE SERVICES, INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

MERIDIAN CONSULTING GROUP, LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

RUSTIC CANYON III, LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

HOV SERVICES, INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

CHARTER LASON, INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

LASON INTERNATIONAL, INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

[Signature Page to First Amendment to Credit and Security Agreement]

SOURCECORP MANAGEMENT, INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

PANGEA ACQUSITIONS INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

BANCTEC GROUP LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

BANCTEC, INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

BANCTEC (PUERTO RICO), INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

DOCUDATA SOLUTIONS, L.C.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

BTC VENTURES, INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

[Signature Page to First Amendment to Credit and Security Agreement]

RECOGNITION MEXICO HOLDING INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

BANCTEC INTERMEDIATE HOLDING, INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

RC4 CAPITAL, LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

DFG2 HOLDINGS, LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

DFG2, LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

PLEXUS GLOBAL FINANCE, LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

HOVG, LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

[Signature Page to First Amendment to Credit and Security Agreement]

TRAC HOLDINGS, LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

MANAGED CARE PROFESSIONALS, LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

FTS PARENT INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

TRANSCENTRA, INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

J & B SOFTWARE, INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

REGULUS HOLDING INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

REGULUS GROUP LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

[Signature Page to First Amendment to Credit and Security Agreement]

REGULUS GROUP II LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

REGULUS AMERICA LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

REGULUS INTERGRATED SOLUTIONS LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

EXELA RE LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

REGULUS WEST LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

NOVITEX HOLDINGS, INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

NOVITEX INTERMEDIATE, LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

[Signature Page to First Amendment to Credit and Security Agreement]

NOVITEX GOVERNMENT SOLUTIONS, LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

EXELA XBP, LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

BANCTEC (CANADA), INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

SOURCEHOV CANADA COMPANY

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

[Signature Page to First Amendment to Credit and Security Agreement]

GUARANTORS:
EXELA RECEIVABLES 3 HOLDCO, LLC

	By:	/s/ Andrej Jonovic
	Name:	Andrej Jonovic
	Title:	authorized signatory

EXELA RECEIVEABLES 3, LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	authorized signatory

[Signature Page to First Amendment to Credit and Security Agreement]

AFFILIATED GUARANTORS:

XCV-EMEA, LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

NEON ACQUISITION, LLC

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

NOVITEX ENTERPRISE SOLUTIONS CANADA, INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

EXELA ENTERPRISE SOLUTIONS, INC.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

SERVICES INTEGRATION GROUP, L.P.

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

SIG - GP L.L.C., A LIMITED LIABILITY COMPANY

By:	/s/ Andrej Jonovic
Name:	Andrej Jonovic
Title:	Authorized signatory

[Signature Page to First Amendment to Credit and Security Agreement]

LENDERS:

MIDCAP FINANCIAL TRUST, as Lender

By:	Apollo Capital Management, L.P., its investment manager

By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

[Signature Page to First Amendment to Credit and Security Agreement]

AGENT:

MIDCAP FUNDING IV TRUST

By:	Apollo Capital Management, L.P., its investment manager

By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

[Signature Page to First Amendment to Credit and Security Agreement]